Exhibit 10.58
For Use After January 1, 2011
Time Warner Cable Inc.
Restricted Stock Unit Agreement for Non-Employee Directors
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     TIME WARNER CABLE INC. (the “Company”) and I agree that these RSUs (defined below) are granted and governed by the terms and conditions of this Notice, the Time Warner Cable Inc. 2006 Stock Incentive Plan, as amended from time to time (the “Plan”), and the Time Warner Cable Inc. Restricted Stock Units Agreement for Non-Employee Directors (the “Agreement”), all of which are incorporated by reference into, and made part of this document, and which I can access and review through the Fidelity website at www.netbenefits.fidelity.com. Each RSU represents the unfunded, unsecured right of the Participant (defined below) to receive a share of the Company’s common stock, par value $ .01, as provided in the Agreement ( “Share”). I am also advised to refer to the prospectus that contains a description of the Plan (“Prospectus”), which also may be accessed through the Fidelity website.
1.	I, <Name>, am the Participant.
2.	I understand that the distribution of the RSUs shall occur as provided in Section 3 below and pursuant to the terms of the Agreement, in the form of Shares issued under the Plan, subject to earlier forfeiture in the event Participant’s service as a non-employee member of the Company’s Board of Directors (the “Board”) is terminated for Cause, as provided in the Agreement.
3.	Participant has been granted an Award of Restricted Stock Units (RSUs) as follows:

Date of Award:	<Date>

Total Number of RSUs Awarded:	<Number of Units>

Distribution Date(s):	50% of Shares distributed upon the earlier of (1) <date> and (2) termination from the Board; and

50% of Shares distributed upon termination from the Board

4.	I acknowledge and agree that upon distribution, the value of my RSUs shall be considered taxable compensation and I will be responsible for remitting all such taxes owed to the proper taxing authorities.
5.	I hereby consent to receive the Plan and the Prospectus and other communications related to the Plan electronically via the Fidelity website, and I agree that I have had an opportunity to review these records.
6.	I understand that, in order to manage and administer my RSUs, the Company will process, use and transfer certain personal information about me, as detailed and described in Section 19 of the Agreement, which is incorporated by reference into and made part of this Notice.
7.	I further agree that I have read and will comply with the Company’s Securities Trading Policy (also accessible on the Fidelity website), which I understand may be updated from time to time.
8.	I understand that I may be entitled now and from time to time to receive certain other documents, including the Company’s annual report to stockholders and proxy statements (which become available each year approximately three months after the Company’s fiscal year end), and I hereby consent to receive such documents electronically on the internet or as the Company directs.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer or agent as of the ____ day of _____________, 2011.

Time Warner Cable Inc.
By:

Accepted and Agreed to:

Participant:	(Signature)

(For Use After January 1, 2011)
Time Warner Cable Inc.
Restricted Stock Unit Agreement for Non-Employee Directors
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
     TIME WARNER CABLE INC. (the “Company”) and I agree that these RSUs (defined below) are granted and governed by the terms and conditions of this Notice, the Time Warner Cable Inc. 2006 Stock Incentive Plan, as amended from time to time (the “Plan”), and the Time Warner Cable Inc. Restricted Stock Units Agreement for Non-Employee Directors (the “Agreement”), all of which are incorporated by reference into, and made part of this document, and which I can access and review through the Fidelity website at www.netbenefits.fidelity.com. Each RSU represents the unfunded, unsecured right of the Participant (defined below) to receive a share of the Company’s common stock, par value $ .01, as provided in the Agreement ( “Share”). I am also advised to refer to the prospectus that contains a description of the Plan (“Prospectus”), which also may be accessed through the Fidelity website.
1.	I, <Name>, am the Participant.
2.	I understand that the distribution of the RSUs shall occur as provided in Section 3 below and pursuant to the terms of the Agreement, and shall occur in Shares issued under the Plan, subject to earlier forfeiture in the event Participant’s service as a non-employee member of the Company’s Board of Directors (the “Board”) is terminated for Cause, as provided in the Agreement.
3.	Participant has been granted an Award of Restricted Stock Units (RSUs) as follows:

Date of Award:	<Date>

Total Number of RSUs Awarded:	<Number of Units>

Distribution Date:	Upon termination from the Board

4.	I acknowledge and agree that upon distribution, the value of my RSUs shall be considered taxable compensation and I will be responsible for remitting all such taxes owed to the proper taxing authorities.
5.	I hereby consent to receive the Plan and the Prospectus and other communications related to the Plan electronically via the Fidelity website, and I agree that I have had an opportunity to review these records.
6.	I understand that, in order to manage and administer my RSUs, the Company will process, use and transfer certain personal information about me, as detailed and described in Section 19 of the Agreement, which is incorporated by reference into and made part of this Notice.
7.	I further agree that I have read and will comply with the Company’s Securities Trading Policy (also accessible on the Fidelity website), which I understand may be updated from time to time.
8.	I understand that I may be entitled now and from time to time to receive certain other documents, including the Company’s annual report to stockholders and proxy statements (which become available each year approximately three months after the Company’s fiscal year end), and I hereby consent to receive such documents electronically on the internet or as the Company directs.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer or agent as of the ____ day of _____________, 2011.

Time Warner Cable Inc.
By:

Accepted and Agreed to:

Participant:	(Signature)